EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 1, 2006 (this “First Amendment”), to the Term Loan Agreement, dated as of May 12, 2006 (the “Loan Agreement”), among Integrated Electrical Services, Inc., a Delaware corporation (the “Borrower”), the several lenders party thereto (collectively, the “Lenders”) and Wilmington Trust Company, in its capacity as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Loan Agreement; and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Loan Agreement in order to permit the Borrower to issue $1,000,000 in common stock to Tontine Capital Partners, the proceeds of which will be used by the Borrower to invest $1,000,000 in Energy Photovoltaics, Inc. in up to three installments, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Guarantee and Collateral Agreement.

SECTION 2.	AMENDMENTS.

2.1        Amendment to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“EPV”: Energy Photovoltaics, Inc.

“EPV Transaction”: the transaction pursuant to which the Borrower will issue $1,000,000 in common stock to Tontine Capital Partners, the proceeds of which will be used by the Borrower to invest $1,000,0000 in EPV in up to three installments.

“EPV Transaction Documents”: any and all agreements, instruments and other documents executed in connection with or otherwise evidencing the EPV Transaction.

“First Amendment”: the First Amendment, dated as of June 1, 2006, to this Agreement.

“First Amendment Effective Date”: the First Amendment Effective Date under and as defined in the First Amendment.

2.2       Amendment to Section 6.7. Section 6.7 of the Loan Agreement is hereby amended by adding the following proviso at the end of paragraph (g) thereof:

“provided that the Borrower’s investment in EPV shall be deemed not to reduce the $2,000,000 of Investments permitted to be made under this paragraph (g) so long as such investment does not exceed $1,000,000 and is made pursuant to, and in accordance with, the EPV Transaction Documents delivered to the Administrative Agent and the Initial Lenders three Business Days prior to the date that the first installment payment is made in respect of the EPV Transaction, which documents shall be in form and substance reasonably satisfactory to the Initial Lenders”.

2.3        Amendment to Section 6.9. Section 6.9 of the Loan Agreement is hereby amended by adding the following proviso at the end of such Section:

“provided that on and after the First Amendment Effective Date through August 31, 2006, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may consummate the EPV Transaction pursuant to, and in accordance with, the EPV Transaction Documents delivered to the Administrative Agent and the Initial Lenders pursuant to Section 6.7(g)”.

2.4.       Amendment to Guarantee and Collateral Agreement. Section 2 of the Guarantee and Collateral Agreement is hereby amended by inserting the following new Section 2.8 at the end of Section 2 thereof:

“2.8      Bermuda Insurance Act. Notwithstanding anything herein to the contrary, the obligations under this Agreement of IES Reinsurance, Ltd., a Bermuda limited partnership (“IES Reinsurance”), shall be subject to IES Reinsurance meeting its solvency margins and liquidity ratios pursuant to the Bermuda Insurance Act of 1978 and related regulations.”

SECTION 3.	MISCELLANEOUS.

3.1        Limited Effect. Except as expressly amended hereby, the Loan Agreement, Guarantee and Collateral Agreement and the other Loan Documents are, and shall remain, in full force and effect in accordance with their respective terms. This First Amendment shall not constitute an amendment of any provision of the Loan Agreement, Guarantee and Collateral Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as (or indicate the Lenders’ willingness to agree to) an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.

3.2        Effectiveness. This First Amendment shall become effective as of the date first set forth above (the “First Amendment Effective Date”) (a) upon receipt by the Administrative Agent and the Initial Lenders of (i) counterparts hereof duly executed by the

Borrower, the Administrative Agent, the Required Lenders and the Initial Lenders and (ii) a consent to the EPV Transaction duly executed by the requisite ABL Lenders and (b) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date after giving effect to this First Amendment.

3.3        Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this First Amendment, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

(a)        all of the representations and warranties contained in the Loan Agreement and in each Loan Document are true and correct in all material respects as of the date hereof after giving effect to this First Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(b)        the execution, delivery and performance of by each Grantor of this First Amendment have been duly authorized by all necessary corporate action required on its part and this First Amendment is the legal, valid and binding obligation of each Grantor, enforceable against it in accordance with its terms; and

(c)        the execution, delivery and performance of this First Amendment by each Grantor does not contravene, and will not result in a breach of, or violate (i) any provision of any Grantor’s certificate or articles of incorporation or bylaws or other similar constituent documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Grantor is a party or by which any Grantor or any of its property is bound.

3.4        Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.5        Consent of Guarantors. Each of the Guarantors acknowledges and consents to all of the terms and conditions of this First Amendment and agrees that this First Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guarantee and Collateral Agreement or the other Loan Documents to which such Guarantor is a party.

3.6        Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the Borrower and each of their respective successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this First Amendment by any Lender prior to the First Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans assigned to it after such execution and delivery.

3.7	Administrative Agent. By executing this First Amendment, the Initial

Lenders are hereby directing the Administrative Agent to execute and deliver this First Amendment.

3.8        GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.9        Headings. Section headings used in this First Amendment are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

INTEGRATED ELECTRICAL SERVICES, INC.

By: /s/ Curt L. Warnock           Name: Curt L. Warnock

Title:	Senior Vice President

Signature Page to First Amendment

ALADDIN WARD ELECTRIC & AIR, INC.

AMBER ELECTRIC, INC.

ARC ELECTRIC INCORPORATED

BACHOFNER ELECTRIC, INC.

BEAR ACQUISITION CORPORATION

BRYANT ELECTRIC COMPANY, INC.

BW/BEC, INC.

BW CONSOLIDATED, INC.

CHARLES P. BAGBY CO., INC.

COLLIER ELECTRIC COMPANY, INC.

COMMERCIAL ELECTRICAL CONTRACTORS, INC.

CROSS STATE ELECTRIC, INC.

CYPRESS ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL OF TREASURE COAST, INC.

DANIEL INTEGRATE TECHNOLOGIES, INC.

DAVIS ELECTRICAL CONSTRUCTORS, INC.

ELECTRO-TECH, INC.

EMC ACQUISTIION CORPORATION

FEDERAL COMMUNICATIONS GROUP, INC.

GENERAL PARTNER, INC.

HATFIELD REYNOLDS ELECTRIC COMPANY

HOLLAND ELECTRICAL SYSTEMS, INC.

HOUSTON-STAFFORD ELECTRIC HOLDINGS III, INC.

HOUSTON-STAFFORD MANAGEMENT LLC

ICS HOLDINGS LLC

IES ALBUQUERQUE, INC.

IES AUSTIN, INC.

IES AUSTIN MANAGEMENT LLC

IES CHARLESTON, INC.

IES CHARLOTTE, INC.

IES COLLEGE STATION, INC.

IES COLLEGE STATION MANAGEMENT LLC

IES COMMUNICATIONS, INC.

IES CONTRACTORS MANAGEMENT LLC

IES DECATUR, INC.

IES EAST MCKEESPORT, INC.

IES ENC, INC.

IES ENC MANAGEMENT, INC.

IES MERIDIAN, INC.

IES NEW IBERIA, INC.

IES OKLAHOMA CITY, INC.

IES OPERATIONS GROUP, INC.

Signature Page to First Amendment

IES PROPERTIES, INC.

IES PROPERTIES MANAGEMENT, INC.

IES RALEIGH, INC.

IES RAPID CITY, INC.

IES RESIDENTIAL GROUP, INC.

IES SPECIALTY LIGHTING, INC.

IES VALDOSTA, INC.

IES VENTURES INC.

IES WILSON, INC.

INTEGRATED ELECTRICAL FINANCE, INC.

INTELLIGENT BUILDING SOLUTIONS, INC.

J.W. GRAY ELECTRIC CO., INC.

J.W. GRAY MANAGEMENT LLC

KAYTON ELECTRIC, INC.

KEY ELECTRICAL SUPPLY, INC.

LINEMEN, INC.

MARK HENDERSON, INCORPORATED

MENNINGA ELECTRIC, INC.

MID-STATES ELECTRIC COMPANY, INC.

MILLS ELECTRICAL CONTRACTORS, INC.

MILLS MANAGEMENT LLC

MITCHELL ELECTRIC COMPANY, INC.

M-S SYSTEMS, INC.

MURRAY ELECTRICAL CONTRACTORS, INC.

MBH HOLDING CO., INC.

NEAL ELECTRIC MANAGEMENT LLC

NEW TECHNOLOGY ELECTRICAL CONTRACTORS, INC.

NEWCOMB ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC, INC.

PAULIN ELECTRIC COMPANY, INC.

POLLOCK ELECTRIC, INC.

PRIMENET, INC.

PRIMO ELECTRIC COMPANY

RAINES ELECTRIC CO., INC.

RAINES MANAGEMENT LLC

RIVIERA ELECTRIC, LLC

RKT ELECTRIC, INC.

ROCKWELL ELECTRIC, INC.

RODGERS ELECTRIC COMPANY, INC.

RON’S ELECTRIC, INC.

SEI ELECTRICAL CONTRACTOR, INC.

SPECTROL, INC.

SUMMIT ELECTRIC OF TEXAS, INC.

TESLA POWER GP, INC.

Signature Page to First Amendment

THOMAS POPP & COMPANY

VALENTINE ELECTRICAL, INC.

WRIGHT ELECTRICAL CONTRACTING, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

IES CONTRACTORS, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock

Secretary

IES REINSURANCE, LTD.

By:	/s/ Curt L. Warnock

Curt L. Warnock

President

BEXAR ELECTRIC COMPANY, LTD.

By:	BW/BEC, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

HAYMAKER ELECTRIC, LTD.

By:	General Partner, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

Signature Page to First Amendment

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP

By:	Houston-Stafford Management LLC, its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

IES AUSTIN HOLDING LP

By:	IES Austin Management LLC, its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

IES COLLEGE STATION HOLDINGS, LP

By:	IES College Station Management LLC, its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

IES FEDERAL CONTRACT GROUP, L.P.

By: IES Contractors Management LLC

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

IES MANAGEMENT ROO, LP

By: Neal Electric Management LLC, its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

Signature Page to First Amendment

IES MANAGEMENT, LP

By: IES Residential Group, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

IES PROPERTIES, LP

By: IES Properties Management, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP

By: J.W. Gray Management LLC, its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

MILLS ELECTRIC LP

By: Mills Management LLC

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

NEAL ELECTRIC LP

By: BW/BEC, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

Signature Page to First Amendment

POLLOCK SUMMIT ELECTRIC LP

By: Pollock Electric, Inc. and Summit Electric of Texas, Inc., its general partners

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

RAINES ELECTRIC LP

By: Raines Management LLC, its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

TESLA POWER AND AUTOMATION, L.P.

By: Tesla Power GP, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

TESLA POWER PROPERTIES, L.P.

By: Tesla Power GP, Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock

Vice President

Signature Page to First Amendment

BEXAR ELECTRIC II LLC

BW/BEC II LLC

BW/BEC, L.L.C.

HOUSTON-STAFFORD HOLDINGS II LLC

HOUSTON-STAFFORD HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES CONTRACTORS HOLDINGS LLC

IES HOLDINGS II LLC

IES HOLDINGS LLC

IES PROPERTIES HOLDINGS II LLC

J.W. GRAY HOLDINGS II LLC

J.W. GRAY HOLDINGS LLC

MILLS ELECTRIC HOLDINGS II LLC

MILLS ELECTRICAL HOLDINGS LLC

POLLOCK SUMMIT HOLDINGS II LLC

RAINES HOLDINGS II LLC

RAINES HOLDINGS LLC

TESLA POWER (NEVADA) II LLC

By:	/s/ Victor Duva

Victor Duva

Manager

Signature Page to First Amendment

IES PROPERTIES HOLDINGS, INC.

POLLOCK SUMMIT HOLDINGS INC.

TESLA POWER (NEVADA), INC.

By:	/s/ Victor Duva

Victor Duva, President

Signature Page to First Amendment

WILMINGTON TRUST COMPANY, in its capacity as Administrative Agent

By:          /s/ James A. Harrley

Name: James A. Harrley
Title:	Senior Financial Services Officer

Signature Page to First Amendment

ETON PARK FUND, L.P., by its investment manager Eton Park Capital Management, L.P.

By: /s/ Marcy Engel

Name:	Marcy Engel
Title:	General Counsel

ETON PARK MASTER FUND, LTD, by its investment manager Eton Park Capital Management, L.P.

By: /s/ Marcy Engel

Name:	Marcy Engel
Title:	General Counsel

Signature Page to First Amendment

FLAGG STREET PARTNERS LP, by its general partner Flagg Street Capital LLC

By: /s/ Andrew Moss

Name:	Andrew Moss
Title:	COO/General Counsel

FLAGG STREET PARTNERS QUALIFIED LP, by its general partner Flagg Street Capital LLC

By: /s/ Andrew Moss

Name:	Andrew Moss
Title:	COO/General Counsel

FLAGG STREET OFFSHORE L.P., by its general partner Flagg Street Capital LLC

By: /s/ Andrew Moss

Name:	Andrew Moss
Title:	COO/General Counsel

Signature Page to First Amendment